UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 26, 2005
IVANHOE ENERGY INC.

(Exact name of registrant as specified in its charter)

Yukon, Canada	000-30586	98-0372413

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 654 – 999 Canada Place Vancouver, BC, Canada	V6C 3E1

(Address of Principal Executive Office)	(Zip Code)
(604) 688-8323

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On July 26, 2005, Mr. Brian Downey was appointed as a director of the Company. Mr. Downey has also been appointed to, and will serve as the chair of, the Company’s audit committee.
A copy of the Company’s press release announcing the appointment of Mr. Downey to the Company’s board of directors and audit committee is filed as Exhibit 99.1 to this report and is incorporated by reference herein.
Section 9 — Financial Statements and Exhibits
Item 9.01.     Financial Statements and Exhibits.
(c)     Exhibits
99.1	Press Release dated July 26, 2005 announcing the appointment of Brian Downey to the Company’s board of directors.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IVANHOE ENERGY INC.
Date: July 26, 2005	By:	/s/ Beverly A. Bartlett
Corporate Secretary

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.1	Press Release dated July 26, 2005 announcing the appointment of Brian Downey to the Company’s board of directors.